LEGACY FUNDS GROUP
THE MULTI-CAP CORE EQUITY FUND
THE CORE BOND FUND
THE FEDERAL MONEY FUND
Class A
Trust Class
Supplement dated May 15, 2007
to the Prospectus dated August 28, 2006
Effective on or about June 1, 2007, Legacy Funds Group will change its name to First Funds. Also on that date, each fund in the Legacy Funds Group will change its name as follows:

Current Name	New Name
The Multi Cap Core Equity Fund	First Caliber Equity
The Core Bond Fund	First Sterling Income
The Federal Money Fund	First Elite Money Market
On that date, all references to the current investment company and fund names should be replaced by their respective new names.
The following represents a change in the Multi-Cap Core Equity Fund/Principal Investment Strategy section on page 4 of the prospectus:
The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies of all market capitalizations. Equity securities in which the Fund may invest include common stocks, investment grade convertible securities and preferred stocks of both domestic and foreign issuers. The Fund may also purchase dividend-paying stocks of particular issuers when the issuer’s dividend record may, in the Advisor’s opinion, have a favorable influence on the securities’ market value. Although the Fund does not limit its investments to a particular size of company, it focuses on large capitalization companies. The Advisor considers the minimum market capitalization of large capitalization companies to be $7.5 billion at the time of purchase by the Fund.
The Fund’s annual portfolio turnover rate is expected to be greater than 100%.
The following represents a change in the Multi-Cap Core Equity Fund/Principal Investment Strategy section on page 5 of the prospectus:
The Advisor primarily uses a fundamental “top-down” approach in selecting securities for investment. This means that investment selections are made with a view to tracking the risk, capitalization and industry characteristics of a ‘‘benchmark index’’ by identifying industries and market sectors that may offer investment opportunities, before analyzing information relating to specific issuers.

The following represents an addition to the Multi-Cap Core Equity Fund/Principal Investment Strategy section on page 5 of the prospectus:
Hedging Strategies. The Advisor may use certain strategies (‘‘Hedging Strategies’’) on behalf of the Fund to seek to reduce certain risks that could be associated with its investments or as a substitute for investing directly in an underlying security. These strategies include the use of options on securities and securities indexes, stock index and interest rate futures contracts and options on such futures contracts. The Fund may also enter into swap transactions. Swap transactions are contracts in which the Fund agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indexes or commodity indexes. Swaps may be used to gain exposure to a market without directly investing in securities traded in that market. Use of the instruments noted above (collectively, ‘‘Hedging Instruments’’) must be consistent with the Fund’s investment objective and policies. The Fund may not use Hedging Instruments for speculative purposes. Further information relating to the use of Hedging Instruments, and the limitations on their use, appears in the Statement of Additional Information.
The following represents an addition to the Multi-Cap Core Equity Fund/Principal Investment Risks section on page 5 of the prospectus:
•	Derivatives Risk. The Fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies), and swaps agreements. A small investment in derivatives could have a potentially large impact on the Fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the underlying instruments or the Fund’s other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms. Additionally, some derivatives the Fund uses involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, or other economic variable. The Fund may be required to segregate permissible liquid assets to cover its obligations relating to its purchase of derivative instruments.
The following represents an addition to the Core Bond Fund/Principal Investment Strategy section on page 13 of the prospectus:
Hedging Strategies. The Advisor may use certain strategies (‘‘Hedging Strategies’’) on behalf of the Fund to seek to reduce certain risks that could be associated with its investments, to manage the maturity and/or duration of the Fund’s portfolio or as a substitute for investing directly in an underlying security. These strategies include the use of options on securities and securities indexes, securities index and interest rate futures contracts and options on such futures contracts. The Fund may also enter into swap transactions. Swap transactions are contracts in which the Fund agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indexes or commodity indexes. Swaps may be used to manage the maturity and/or duration of the Fund’s portfolio or to gain exposure to a market without directly investing in securities traded in that market. Use of the instruments noted above (collectively, ‘‘Hedging Instruments’’) must be consistent with the Fund’s investment objective and policies. The Fund may not use Hedging Instruments for speculative purposes. Further information relating to the use of Hedging Instruments, and the limitations on their use, appears in the Statement of Additional Information.
The following represents an addition to the Core Bond Fund/Principal Investment Risks section on page 10 of the prospectus:
•	Derivatives Risk. The Fund may use derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes and foreign currencies), and swaps agreements. A small investment in derivatives could have a potentially large impact on the Fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the underlying instruments or the Fund’s other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms. Additionally, some derivatives the Fund uses involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, or other economic variable. The Fund may be required to segregate permissible liquid assets to cover its obligations relating to its purchase of derivative instruments.
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